UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2013

Calamos Asset Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Calamos Court Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
Item 8.01. Other Events
SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders.

Calamos Asset Management, Inc. (“Corporation”) held its Annual Meeting of Stockholders on June 5, 2013. The stockholders: (i) elected the Corporation’s nominees as Directors; (ii) approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers; and (iii) ratified the appointment of McGladrey LLP as the Corporation’s independent auditors. Each elected Director shall serve until the 2014 Annual Stockholders Meeting or until a successor is elected and qualified or until that person’s earlier resignation, retirement, death, disqualification or removal. McGladrey LLP shall serve for the fiscal year ending December 31, 2013.

The table below shows the voting results:

					Broker
	For	Against	Withheld	Abstentions	Non-Votes
Election of Directors
John P. Calamos, Sr.	778,439,000	n/a	0	n/a	n/a
Nick P. Calamos	778,439,000	n/a	0	n/a	n/a
Gary D. Black	790,726,782	n/a	2,239,058	n/a	3,656,550
Thomas F. Eggers	790,353,297	n/a	2,712,543	n/a	3,656,550
Richard W. Gilbert	788,795,838	n/a	4,270,002	n/a	3,656,550
Keith M. Schappert	790,676,232	n/a	2,389,608	n/a	3,656,550
William N. Shiebler	791,131,600	n/a	1,934,240	n/a	3,656,550
Approval of Named Executive Officers Compensation	783,713,400	9,100,173	n/a	252,267	3,656,550
Ratification of the Appointment of Public Accounting Firm	795,152,932	25,234	n/a	1,544,244	n/a

Item 8.01. Other Events.

In action taken after the Annual Meeting of Stockholders, the Corporation’s Board of Directors appointed current board member and lead independent director, Mr. Thomas F. Eggers as Non-Executive Vice Chairman. As Non-Executive Vice Chairman, Mr. Eggers will remain the Corporation’s lead independent director and continue to coordinate the Board’s oversight of key corporate initiatives. Mr. Eggers will also take on additional responsibilities assisting Chairman, Chief Executive Officer and Global Co-Chief Investment Officer, John P. Calamos, Sr., with respect to the management, development and functioning of the Board and the identification and review of, and responses to, strategic, organizational and financial issues. Mr. Eggers will serve as liaison between the Board and senior management, and will work with Mr. Calamos in conducting management succession planning in the ordinary course.

The Board of Directors also made appointments with respect to the composition of its Committees. The table below provides membership information for the Audit, Compensation and the Nominating and Corporate Governance Committees.

	Audit	Compensation	Nominating and Corporate Governance
Thomas F. Eggers	—	M	M
Richard W. Gilbert	C	M	M
Keith M. Schappert	M	C	M
William N. Shiebler	M	M	C

M—Member

C—Chairman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.

Date: June 6, 2013	By:	/s/ J. Christopher Jackson
J. Christopher Jackson
Senior Vice President,
General Counsel and Secretary

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